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                 MANAGEMENT SERVICES AGREEMENT

THIS AGREEMENT dated effective as of the 1st day of October, 2000


BETWEEN:       SCOTT HOUGHTON, of 202 - 1201 West Pender Street,
               Vancouver, BC, Canada, V6E 2V2

               (hereinafter called "Houghton")

                                                 OF THE FIRST PART

AND:           COYOTE VENTURES CORP., a company
               incorporated under the laws of  the
               State of Nevada

               (hereinafter called "Coyote")

                                                OF THE SECOND PART


WHEREAS Houghton has business and management expertise and maintains an office with administration services, including telephone and computer services;

AND WHEREAS Coyote requires management services, office administration services, including telephone and computer services, and wishes Houghton to provide same to Coyote;

NOW THEREFORE THE PARTIES HAVE AGREED and do hereby agree as follows:

1. Houghton hereby agrees to provide his services as President of Coyote to carry out management and direction of the business of the Company (the "Management Services").

2. Houghton hereby agrees to provide office administration services, including telephone and computer services, to Coyote (the "Administrative Services").

3. In consideration of Houghton providing all the Management Services and the Administrative Services to Coyote, Coyote agrees to pay to Houghton a consulting fee in the amount of $1,000.00 U.S. per month payable on the 1st day of each month (the "Consulting Fee").

4. In addition to the payment of the Consulting Fee, Coyote agrees to reimburse Houghton for any expenses directly attributable to performing its obligations to Coyote pursuant to this Agreement.

5. It is agreed that the Management Services to be provided by Houghton to Coyote will account for approximately 15% of Houghton's business time. The Consulting Fee will be increased in the event that Houghton is required to spend more than 15% of his business time in

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      providing the Management Services to an amount equal to fair market value of Houghton's services.

6.    This Agreement shall be for a term of one year commencing
      October 1, 2000 and ending September 30, 2001.

7. No amendment or termination of this Agreement shall be valid unless it is in writing and executed by both parties.

8.    Time shall be of the essence of this Agreement.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED SEALED AND DELIVERED
by SCOTT HOUGHTON in the presence of


/s/ A. O'Neill
_________________________________
Signature of Witness

A. O'Neill                              /s/ Scott Houghton
_________________________________       _____________________________
Name of Witness                         SCOTT HOUGHTON

1880 - 1055 W. Georgia St., Van., B.C.
_________________________________
Address of Witness



COYOTE VENTURES CORP.
by its authorized signatory

/s/ J. Galat
_________________________________
Signature of Authorized Signatory

J. GALAT - DIRECTOR
_________________________________
Name of Authorized Signatory